Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2023
Cash, Cash Equivalents and Restricted Cash [Abstract]
Cash, cash equivalents and restricted cash
4	Cash, cash equivalents and restricted cash

Cash and cash equivalents represent cash on hand and bank deposits. To limit exposure to credit risk relating to bank deposits, the Group primarily places bank deposits with large financial institutions in the PRC with acceptable credit rating. As of December 31, 2022 and 2023, the Group had cash balances at one and one PRC individual financial institutions, respectively, that held cash balances in excess of 10% of the Group’s total cash balances. These bank deposits collectively accounted for 56.4% and 66.8% of the Group’s total cash balances as of December 31, 2022 and 2023, respectively.

The nominal holders of certain bank accounts of the Group are employees of the Group. The Group has entered into agreements with these employees which stipulate that the funds held in these bank accounts are owned and managed by the Group. Cash balances of such accounts collectively accounted for 0.31% and 0.02% of the Group’s total cash balances as of December 31, 2022 and 2023, respectively.

Restricted cash represents cash and cash equivalents from structured funds, which are established by the institutional trust companies through segregated bank accounts, including structured funds that are partially funded by the Group’s own capital. Restricted cash amounted to RMB1,157,244,687 and RMB1,474,221,741 as of December 31, 2022 and 2023 respectively, which can only be used to grant loans and is not available to fund the general liquidity needs of the Group.